                                                                     Exhibit 22

                         SUBSIDIARIES OF THE REGISTRANT

                                                      State of              Names under which subsidiary
         Subsidiary                                 Incorporation                 does business
         ----------                                 -------------           ----------------------------
American Equipment Leasing Co., Inc...............   Pennsvlvania
AEL Leasing Co., Inc..............................   Pennsylvania           American Equipment Leasing
                                                                            American Legal Funding
                                                                            American Municipal Funding
                                                                            American Rental Services
                                                                            American Reli Financial
                                                                            Information Systems Funding Group
                                                                            Golf Capital Corporation

American Commercial Credit Corp...................   Pennsylvania
American Capital Leasing Corporations.............   Delaware
AEL Holdings, Inc.................................   Delaware
The Business Outlet, Inc..........................   Pennsylvania
American Real Estate Investment and
  Development Co..................................   Pennsylvania
American Hotel Management, Inc....................   Pennsylvania

       Subsidiary Partnerships                                              State of Registration
       -----------------------                                              ---------------------
           (Each partnership does business under its legal name only)
       ARE Moorestown Partners............................................  Pennsylvania
       ARE Amcare One Partners............................................  Pennsylvania
       ARE Amcare Three Partners..........................................  Pennsylvania
       ARE Amcare Four Partners...........................................  Pennsylvania
       ARE Norfolk Partners...............................................  Pennsylvania
       ARE Flying Hills One Partners......................................  Pennsylvania
       ARE Lehigh Valley Partners.........................................  Pennsylvania
       ARE Fleetwood Partners.............................................  Pennsylvania
       ARE Cincinnati Three Limited Partnership...........................  Pennsylvania
       ARE Pottsville Partners............................................  Pennsylvania
       ARE Wadsworth Partners.............................................  Pennsylvania
       American AMDEV Limited Partnership I...............................  Michigan
       ARE Florida One Limited Partnership................................  Pennsylvania
       ARE South Fifth Street Partners....................................  Pennsylvania
       ARE Tallahassee Limited Partners...................................  Pennsylvania
       ARE Dayton Limited Partnership.....................................  Pennsylvania
       ARE West Reading Partnership.......................................  Pennsylvania
       ARE Riverfront Partnership.........................................  Pennsylvania
       ARE Wyomissing Partners............................................  Pennsylvania
       AA & G Partners....................................................  Pennsylvania
       ARE Sikeston Limited Partnership...................................  Pennsylvania
       ARE Middleton Limited Partnership.................................   Pennsylvania
       ARE Old Bridge Limited Partnership.................................  Pennsvlvania
       ARE Mentor Limited Partnership.....................................  Pennsylvania
       ARE Amcare Five Limited Partnership................................  Pennsylvania
       S. G. Development Limited Partnership..............................  Michigan
       Eastern Boulevard Associates.......................................  Pennsylvania
       ARE Houston One Limited Partnership...............................   Pennsylvania
       ARE Central Texas Limited Partnership..............................  Pennsylvania
       ARE Central Florida Limited Partnership............................  Pennsylvania
       ARE Sarasota Limited Partnership...................................  Pennsylvania
       ARE Royal Palm Limited Partnership.................................  Pennsylvania
       ARE Delray Limited Partnership.....................................  Pennsylvania
       ARE Haddonfield Limited Partnership................................  Pennsylvania
       ARE Central Florida Two Limited Partnership........................  Pennsylvania
       The Eight Hundred L.L.C............................................  Illinois
       Thomas Drive Partners..............................................  Pennsylvania